INBEN BROTHERS COMPANY                            5250 N. Leamington Ave.,
Exporter & importer                               Chicago, IL 80830, U.S.A.
                                                  Phone:  (773) 286-7241
                                                  Fax No.: (773) 286-5424
Attention: Duck S. Yim                            E-mail: inben@is.netcom.com

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                            | TELEFAX TRANSMISSION |
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To          : Medi-Hut Co., Inc.                          Date: July 1, 1999
Attention   : Joseph A.  Sanpietro, President             MEDIHUT63
Fax No.     : (732) 901-1177
Total Pages No. Include This:  1

Dear Joe:

    This is the memorandum that we had among Mr. Moon Kyo Lee, Chairman of Sam Woo and Mr. Vincent J. Sanpietro representing you and me in New York on June 25, 1999 based on your Fax 6/16/99. Followings were reported to you by Mr. Vincent J. Sanpietro.

     1. It is agreed that Mr. Moon Kyo Lee will hold Medi-Hit Co., Inc. free from any monitory or legal ramifications which may occur as the result of importing and selling his insulin Syringes here in the U.S.
            Mr. Lee will send this confirmation when you place an first order.
     2. As for the marking "Latex Free". present casket is Latex Free, therefore Sam Woo will print "Latex Free" on the Poly-Bag and inner box and shipping carton.
     3. Lot number and expiry date will be marked on the poly-bag, inner box and carton.
     4.     QA record will be attached to each shipment.
     5.     Sam Woo will send his own form to you for your reference
     6. As for the price, we had confirmed that US$4.97/100pcs. C.I.F. New York by sea on the 28G and US$5.07/100pcs F.I.F. New York by sea. The cost difference between 28G and 29G came out from our purchasing price from Japan. On the insulin needles for U.S. market, Sam Woo must use needle made in Japan even Sam Woo make his own needles.
     7. Regarding on the payment term, L/C 45 days or FDA release date if later than 45 days. Even release date is earlier than 45 days, payment will be 45 days.
     8. When you open master L/C to Inben and Inben transfer L/C to Sam Woo, Inben required some of bank requirements between Inben's bank and Medi-Hut's bank. I will tell you details separately.
     9. As for the uni-body of 0.3cc barbell 30G needle, this can be made only by the new mold of barrel, plunger and casket which are thinner than 0.5cc barrel. If Medi-Hut pay all the cost of molds, Sam Woo can make for you 30G needle can be supplied by Saito Med. in Japan. The purpose of 0.3cc insulin syringe are reading more easily and more accurate measurement. If use 0.5cc barrel, there is no meaning, however still needed a new barrel which can plant 30G needle required. The Molds' cost is as follow.

               Barrel          US$26,000-
               Plunger         US$26,000-
               Cap             US$26,000-
               Casket          US$ 1,000-
               ---------------------------
               Total           US$79,000-

     10.  Safety Syringes
     11.  As for the Proto Type:
               Each size of mold cost is as follow:
                    US$2,000.-/each mold x 5 = US$10,000-
                    Trial expenses             US$ 5,000-
                    --------------------------------------
                    Total                      US$15,000-
               Trial expenses means all the text cost for making a complete Proto-type. This is only estimated cost.

     12. Payment should be in front, and paid by the notice of payment from Sam Woo because Sam Woo required complete review again. After payment effected, Sam woo complete proto-type within 60 days.
     13. If proto-type finished, Sam Woo send sample to Medi-Hit as follow. 500 PCS 3cc 25G x 5/8"
               500 PCS 3cc 22G x 1 1/2"
     14.  First of all, We discussed on the basics.
               Mold cost of each size as follow.
                    US$26,000.-/ each mold x 5 = US$130,000.-
                    Assembling Machine           US$100,000.-
                    ------------------------------------------
                    Sub-total                    US$230,000.-
                    10% of trial expenses        US$ 23,000.-
                    ------------------------------------------
                    Total                        US$253,000.-
               Proto type was made manually. For the making mass production, trial expenses required again. However it is estimation itself.
     15. If you want make to two sizes, the cost will be double of No. 11 & 13 (US$536,000.-)
     16. The machine will be finished within 180. After that day, Sam Woo can start production.
     17. Regarding to the payment, Sam Woo will give you notice after complete review. This will be about 30 days.
     18.  Payment will be 50% front by L/C and 50% after inspection of machine.
     19.  The schedule calendar is as follows:
             July 1999        If agreed on our memorandum, Sam Woo will notice
                              the payment until end of August.
             August 1999      If you paid the cost of proto-type 8/1/99,
                              proto-type will be finished within 60 days.
             September 1999   Proto type will be came out 9/31/99.
             October 1999     Sam Woo will review mass production for 60 days.
             November 1999    Sam Woo will notice payment for starting
                              machine production until 11/30/99.
             December 1999    If you paid 50% in front on 12/1/99, we count
                              180 days from payment day.
             January 2000
             February 2000
             March 2000
             April 2000
             May 2000         Finish machine, inspect it and pay 50%
             June 2000        Production and start shiment.

     20. The price of safety syringe estimated US$78-82.-/1000pcs on the 3cc with needle.
     21. If you pay 50% machine cost with proto type, Medi-Hut can save 60 days.

This is only memorandum. If I have missed something and want to add, please let us know.

Best regards,



Duck S. Yim

C.C. Mr. Moon Kyo Lee, Sam Woo